[LOGO: M F S(SM)]                                      Semiannual Report
 INVESTMENT MANAGEMENT                                 February 28, 1997


--------------------------------------------------------------------------------

MFS(R) OTC FUND

--------------------------------------------------------------------------------




              [Graphic Omitted]

LEARNING FINANCIAL BASICS THE EASY WAY (see page 23)

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 2
Portfolio Manager's Profile ................................................ 3
Fund Facts ................................................................. 4
Performance Summary ........................................................ 4
Portfolio Concentration .................................................... 6
Portfolio of Investments ................................................... 7
Financial Statements .......................................................11
Notes to Financial Statements ..............................................17
The ABCs of Investing ......................................................23
The MFS Family of Funds(R) .................................................24
Trustees and Officers ......................................................25

   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 4.04%, CLASS B SHARES 3.65%, CLASS C SHARES 3.71%, AND CLASS I SHARES 4.04%.

   o THE STRENGTH OF U.S. LARGE-COMPANY STOCKS OVER THE PAST SIX MONTHS HAS LEFT BEHIND MANY OF THE SMALLER, LESS-LIQUID STOCKS IN WHICH THE FUND INVESTS.

   o THE FUND WAS HELPED BY THE PERFORMANCE OF COMPANIES IN THE SEMICONDUCTOR, LONG- DISTANCE TELEPHONE, AND HEALTH CARE INFORMATION INDUSTRIES.

   o PERFORMANCE WAS HINDERED BY SOME OF THE FUND'S NETWORKING AND TELECOMMUNICATIONS HOLDINGS, AS PRODUCT TRANSITIONS AND MORE COMPETITION

     REDUCED VALUATIONS IN THIS INDUSTRY.

LETTER FROM THE CHAIRMAN

Dear Shareholders:

[Photo of A. Keith Brodkin]

After more than six years of expansion, the U.S. economy appears to be experiencing another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and rising personal bankruptcies, as well as in the ongoing tightness in labor markets, which could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

  We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. To the extent that some slowdown in earnings means that the economy is not overheating, this could be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
Chairman and President

March 11, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of Mark Regan]

Mark Regan

For the six months ended February 28, 1997, Class A shares of the Fund provided a total return of 4.04%, Class B shares 3.65%, and Class C shares 3.71%, and Class I shares 4.04%. All of the Fund's returns include the reinvestment of distributions but exclude the effects of any sales charges. These returns compare to a 7.80% return for the Russell 2000 Total Return Index (the Russell Index), an unmanaged index of 2,000 of the smallest U.S.- domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ, and a 22.50% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

  The strength of U.S. large-capitalization stocks over the past six months has left behind the smaller, less-liquid stocks in NASDAQ, a phenomenon that can be seen in the outperformance of the S&P 500 versus the Russell 2000, as well as versus the NASDAQ industrials, which were up only 4.3%. NASDAQ and the Fund's portfolio are not represented in some areas that have performed exceptionally well, including pharmaceutical manufacturers, tobacco companies, and the larger financial institutions. As a result, the Fund's performance has been roughly in line with the small-capitalization indices, although it has lagged the broad market.

  However, we continue to believe that the smaller and mid-sized companies offer greater potential relative to the broader market. The companies in which we are invested have very high earnings growth rates, and we expect this growth to help drive up stock prices over time.

  The Fund's performance over the past six months has been helped by its holdings in semiconductor companies such as Intel, LSI, Lattice, and KLA. Performance was also aided by long-distance telephone holdings such as MCI Communications, as well as by health care information companies such as HBO and Company, HCIA Inc., and IDX Systems.

  Additionally, many of the specialty finance companies performed well into the end of December, and those positions were trimmed as interest rates rose and loan losses increased.

  The Fund's performance was hindered by such networking and telecommunications holdings as Cisco, Cabletron, Glenayre, and Cable Design and Technology. In particular, product transitions and more competition in the networking area have hurt valuations in this industry. Specialty stores also underperformed during this period, as poor "same-store sales" resulted in underperformance by a number of companies, including Gymboree and Viking Office Products.

  Looking forward, the Fund remains positioned in growth companies, with technology and health care being two of our largest sectors. We see tremendous opportunities in these areas and are always trying to find investment opportunities that we believe have the potential for high growth at reasonable valuations.

Respectfully,

/s/ Mark Regan
    Mark Regan
Portfolio Manager


   PORTFOLIO MANAGER'S PROFILE

   MARK REGAN BEGAN HIS CAREER AT MFS IN 1989 AS A RESEARCH ANALYST. A GRADUATE OF CORNELL UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY, HE WAS PROMOTED TO INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991, AND VICE PRESIDENT - INVESTMENTS IN 1992. MR. REGAN HAS MANAGED MFS OTC FUND SINCE ITS INCEPTION IN 1993.

   FUND FACTS
   STRATEGY:               THE FUND'S PRIMARY INVESTMENT OBJECTIVE IS TO PROVIDE
              LONG-TERM GROWTH OF CAPITAL BY INVESTING AT LEAST 65%
                           OF ITS ASSETS, UNDER NORMAL CIRCUMSTANCES, IN
              SECURITIES PRINCIPALLY TRADED ON THE OVER-THE-COUNTER
                            (OTC) SECURITIES MARKET.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   CLASS A AND CLASS B: DECEMBER 1, 1993
                           CLASS C: AUGUST 1, 1994
                           CLASS I: JANUARY 2, 1997

  SIZE:                    $108.2 MILLION NET ASSETS AS OF FEBRUARY 28, 1997


PERFORMANCE SUMMARY
Because mutual funds like MFS OTC Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

CLASS A INVESTMENT RESULTS
(net asset value change including
  reinvested distributions)
                                                                    Life of
                                      6 Months        1 Year           Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                + 4.04%        +5.44%          +52.71%
-------------------------------------------------------------------------------
Average Annual Total Return               --          +5.44%          +13.93%
-------------------------------------------------------------------------------
SEC Results                               --          -0.67%          +11.86%
-------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including
  reinvested distributions)
                                                                    Life of
                                      6 Months        1 Year           Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                + 3.65%        +4.59%          +48.11%
-------------------------------------------------------------------------------
Average Annual Total Return               --          +4.59%          +12.86%
-------------------------------------------------------------------------------
SEC Results                               --          +0.95%          +12.15%
-------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including
  reinvested distributions)
                                                                    Life of
                                      6 Months        1 Year           Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                + 3.71%        +4.66%          +48.28%
-------------------------------------------------------------------------------
Average Annual Total Return               --          +4.66%          +12.90%
-------------------------------------------------------------------------------
SEC Results                               --          +3.75%          +12.90%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including
  reinvested distributions)
                                                                    Life of
                                      6 Months        1 Year           Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                + 4.04%        +5.44%          +52.71%
-------------------------------------------------------------------------------
Average Annual Total Return               --          +5.44%          +13.93%
-------------------------------------------------------------------------------
SEC Results                               --          -0.67%          +11.86%
-------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations December 1, 1993 through February 28, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A SEC results include the maximum 5.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge, but have higher annual fees and expenses than Class A shares. Class C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales load or 12b-1 fees and are only available to certain institutional investors.

Class C share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to commencement of offering of Class C shares. Operating expenses attributable to Class C shares are not significantly different than those of Class B. The Class B share performance included in the Class C share performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of Class A shares, for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance would have been higher had Class I shares been outstanding during the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO CONCENTRATION

TOP 10 EQUITY HOLDINGS

STARSIGHT TELECAST, INC.                      MCI COMMUNICATIONS CORP.
Developer of interactive television           Telecommunications company
guide and VCR services
                                              ASCEND COMMUNICATIONS, INC.
SPECTRUM HOLOBYTE INDUSTRIES                  Developer of telecommunications
Developer of entertainment and                systems and products
educational software
                                              ORACLE SYSTEMS CORP.
UROMED CORP.                                  Developer and manufacturer of
Medical products company                      database software

HCIA, INC.                                    INTEL CORP.
Medical information systems company           Semiconductor manufacturer

SHOWBOAT, INC.                                ZOLL MEDICAL CORP.
Las Vegas and Atlantic City casino            Medical products company
operator

LARGEST SECTORS

        Technology                             42.3%
        Leisure                                15.4%
        Health Care                            14.0%
        Retailing                               8.2%
        Utilities & Communications              7.5%
        Miscellaneous                          12.6%*

*For a more complete breakdown, refer to Portfolio of Investments.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - February 28, 1997
Stocks and Warrants - 100.9%
-------------------------------------------------------------------------------
Issuer                                                 Shares             Value
-------------------------------------------------------------------------------
Apparel and Textiles - 0.4%
  Nine West Group, Inc.*                                8,000      $    376,000
-------------------------------------------------------------------------------
Biotechnology
  Perseptive Biosystems*                                   45      $        337
  Perseptive Biosystems, Warrants                          25                 0
                                                                   ------------
                                                                   $        337
-------------------------------------------------------------------------------
Business Machines - 2.0%
  Affiliated Computer Co.                              19,300      $    398,062
  Seagate Technology, Inc.*                             5,500           258,500
  Sun Microsystems, Inc.                               52,100         1,608,588
                                                              -----------------
                                                                   $  2,265,150
-------------------------------------------------------------------------------
Business Services - 2.1%
  Administaff, Inc.*                                      600      $     14,325
  ADT Ltd                                              26,300           572,025
  Claremont Technology Group*                          25,300           534,462
  DST Systems, Inc.*                                   35,600         1,170,350
  Sabre Group Holding, Inc., "A"*                       1,000            28,250
                                                                   ------------
                                                                   $  2,319,412
-------------------------------------------------------------------------------
Cellular Telephones - 2.1%
  Telephone & Data Systems, Inc.                       58,400      $  2,336,000
-------------------------------------------------------------------------------
Chemicals - 0.5%
  Betzdearborn, Inc.                                    8,700      $    564,412
-------------------------------------------------------------------------------
Computer Software - Personal Computers - 9.0%
  Activision, Inc.*                                    58,200      $    778,425
  Electronic Arts, Inc.                                70,400         2,200,000
  Microsoft Corp.                                      16,500         1,608,750
  Spectrum Holobyte Industries                        628,500         5,185,125
                                                                   ------------
                                                                   $  9,772,300
-------------------------------------------------------------------------------
Computer Software - Systems - 16.4%
  Adobe Systems, Inc.                                  61,800      $  2,255,700
  BMC Software, Inc.*                                  41,500         1,776,719
  Cadence Design Systems, Inc.                         23,800           877,625
  Cascade Communications Corp.*                        10,900           336,538
  Compaq Computer Corp.                                 4,100           324,925
  Computer Associates International, Inc.              24,700         1,074,450
  Compuware Corp.*                                     11,700           714,110
  Cooper & Chyan Technology, Inc.*                     78,400         2,405,900
  E Trade Group, Inc.*                                  1,800            43,200
  Edify Corp.*                                        154,100         1,637,313
  IA Corporation I*                                    76,400           506,150
  Metro Information Services*                             200             3,675
  Oracle Systems Corp.                                 70,500         2,767,125
  Premier Research Worldwide*                             400             8,850
  Pure Atria Corp.*                                    22,200           425,964
  Sybase, Inc.*                                        42,400           696,802
  Synopsys, Inc.*                                      51,400         1,834,338
                                                                   ------------
                                                                   $ 17,689,383
-------------------------------------------------------------------------------
Consumer Goods and Services - 0.1%
  Silgan Holdings, Inc.*                                1,600      $     40,800
  U S Rentals, Inc.*                                    1,400            26,600
                                                                   ------------
                                                                   $     67,400
-------------------------------------------------------------------------------
Electronics - 4.7%
  Analog Devices, Inc.                                 23,250      $    540,564
  Atmel Corp.*                                         11,300           422,337
  Intel Corp.                                          19,300         2,738,187
  KLA Instruments Corp.*                               10,300           429,381
  Kulicke & Soffa Industries*                          17,000           450,500
  Lattice Semiconductor Corp.*                         11,500           549,125
                                                                   ------------
                                                                   $  5,130,094
-------------------------------------------------------------------------------
Entertainment - 14.0%
  Harrah's Entertainment, Inc.*                        70,600      $  1,306,100
  Heritage Media Corp.                                128,900         1,450,125
  Jacor Communications, Inc., "A"                      55,000         1,619,064
  LIN Television Corp.*                                24,000           996,000
  Showboat, Inc.                                      153,000         3,136,500
  Starsight Telecast, Inc.                            813,800         6,713,850
                                                                   ------------
                                                                   $ 15,221,639
-------------------------------------------------------------------------------
Financial Institutions - 1.8%
  Delta Financial Corp.*                                  600      $     12,600
  Franklin Resources, Inc.                             18,300         1,070,550
  Green Tree Financial Corp.                           23,200           870,000
                                                                   ------------
                                                                   $  1,953,150
-------------------------------------------------------------------------------
Food and Beverage Products - 1.1%
  Smith's Food & Drug Centers, "B"                     35,000      $  1,150,625
-------------------------------------------------------------------------------
Insurance - 1.2%
  Compdent Corp.*                                      41,300      $  1,244,162
-------------------------------------------------------------------------------
Medical and Health Products - 5.4%
  Uromed Corp.                                        403,100      $  3,275,187
  Zoll Medical Corp.                                  234,200         2,517,650
                                                                   ------------
                                                                   $  5,792,837
-------------------------------------------------------------------------------
Medical and Health Technology and Services - 13.2%
  Access Health, Inc.*                                 32,100      $    754,350
  AmeriSource Health Corp. "A"*                        16,800           846,300
  HBO & Company                                        18,600         1,071,825
  HCIA, Inc                                            91,700         3,140,725
  IDX Systems Corp.*                                   14,400           453,600
  Mariner Health Group, Inc.                          159,500         1,555,125
  Owen Healthcare, Inc.*                               38,600         1,061,500
  Pacificare Health Systems, Inc., "A"*                13,200         1,056,000
  Renal Treatment Centers, Inc.                         4,900           127,400
  Riscorp, Inc., "A"*                                  59,900           149,750
  Safeguard Health Enterprises*                        33,700           497,075
  St. Jude Medical, Inc.                               26,900         1,062,550
  Trigon Healthcare, Inc.*                             53,200           950,950
  United Healthcare Corp.                              20,079         1,001,440
  Vivra, Inc.*                                         20,100           597,975
                                                                   ------------
                                                                   $ 14,326,565
-------------------------------------------------------------------------------
Oil Services - 1.2%
  Cooper Cameron Corp.*                                 8,300      $    543,650
  Diamond Offshore Drilling*                            6,500           383,500
  Global Industries, Ltd.                              12,200           222,650
  National Oilwell, Inc.*                               3,000            92,250
  Offshore Energy Development*                            100             1,225
                                                                   ------------
                                                                   $  1,243,275
-------------------------------------------------------------------------------
Oils - 1.9%
  Carbo Ceramics, Inc                                 104,100      $  1,977,900
  Titan Exploration, Inc.*                              3,300            34,650
                                                                   ------------
                                                                   $  2,012,550
-------------------------------------------------------------------------------
Precious Metals and Minerals - 0.5%
  Southern Africa Minerals Corp.                      810,000      $    532,899
-------------------------------------------------------------------------------
Railroad - 1.5%
  Wisconsin Central Transportation Corp.               46,100      $  1,653,838
-------------------------------------------------------------------------------
Restaurants and Lodging - 1.5%
  Applebee's International, Inc.                       45,000      $  1,136,250
  Coldwater Creek, Inc.*                                  300             5,512
  Prime Hospitality Corp.*                             28,600           471,900
  Renaissance Hotel Group*                              1,000            29,625
                                                                   ------------
                                                                   $  1,643,287
-------------------------------------------------------------------------------
Stores - 6.8%
  Ann Taylor Stores Corp.*                             71,800      $  1,436,000
  General Nutrition Cos., Inc.                         40,000           720,000
  Gymboree Corp.                                       90,800         2,235,950
  Rite Aid Corp.                                       37,700         1,588,113
  Viking Office Products                               59,800         1,412,775
                                                                   ------------
                                                                   $  7,392,838
-------------------------------------------------------------------------------
Telecommunications - 10.2%
  ADC Telecommunications, Inc.*                        20,600      $    558,775
  Aerial Communications, Inc.*                         98,700           555,187
  Ascend Communications, Inc.*                         55,100         2,878,975
  Cable Design Technology*                             90,600         2,400,900
  Cabletron Systems, Inc.                              33,000           990,000
  Glenayre Technologies, Inc.                          96,200         1,274,650
  Rogers Cantel Mobile Co.                            138,700         2,323,225
  West Teleservices Corp.*                              1,200            20,400
                                                                   ------------
                                                                   $ 11,002,112
-------------------------------------------------------------------------------
Utilities - Gas - 0.5%
  Energy Ventures, Inc.*                               10,700      $    545,700
-------------------------------------------------------------------------------
Utilities - Telephone 2.8%
  MCI Communications Corp.                             83,400      $  2,981,550
-------------------------------------------------------------------------------
Total Stocks and Warrants (Identified
  Cost, $112,975,282)                                              $109,217,513
-------------------------------------------------------------------------------

Short-Term Obligations - 1.7%
-------------------------------------------------------------------------------
                                             Principal Amount
                                                (000 Omitted)
-------------------------------------------------------------------------------
  General Electric Capital Corp., 5.38s, due 3/03/97,              $  1,869,162
    at Amortized Cost                                  $1,870
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $114,844,444)                  $111,086,675

Other Assets, Less Liabilities - (2.6)%                              (2,904,252
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $108,182,423
-------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------
February 28, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $114,844,444)           $111,086,675
  Cash                                                                   3,701
  Receivable for Fund shares sold                                       70,819
  Receivable for investments sold                                   13,341,677
  Interest and dividends receivable                                      2,623
  Other assets                                                             969
                                                                  ------------
      Total assets                                                $124,506,464
                                                                  ------------
Liabilities:
  Payable for Fund shares reacquired                              $    511,619
  Payable for investments purchased                                 15,666,635
  Payable to affiliates -
    Management fee                                                       2,273
    Shareholder servicing agent fee                                        394
    Distribution fee                                                     1,397
  Accrued expenses and other liabilities                               141,723
                                                                  ------------
      Total liabilities                                           $ 16,324,041
                                                                  ------------
Net assets                                                        $108,182,423
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $113,858,891
  Unrealized depreciation on investments                            (3,757,769)
  Accumulated net realized loss on investments                        (873,128)
  Accumulated net investment loss                                   (1,045,571)
                                                                  ------------
      Total                                                       $108,182,423
                                                                  ============
Shares of beneficial interest outstanding                           13,387,639
                                                                  ============
Class A shares:
  Net asset value per share (net assets of
    $34,764,480 / 4,265,751 shares of beneficial
    interest outstanding)                                            $8.15
                                                                     =====
  Offering price per share (100 / 94.25)                             $8.65
                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $66,553,204 / 8,265,268
    shares of beneficial interest outstanding)                       $8.05
                                                                     =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $5,371,193 / 673,385
    shares of beneficial interest outstanding)                       $7.98
                                                                     =====
Class I shares:
  Net asset value, offering price and redemption
    price per share (net assets of
    $1,493,546 / 183,235 shares of beneficial
    interest outstanding)                                            $8.15
                                                                     =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended February 28, 1997
------------------------------------------------------------------------------
Net investment income:
Income -
  Interest                                                        $    52,557
  Dividends                                                            92,512
                                                                  -----------
      Total investment income                                     $   145,069
                                                                  -----------
  Expenses -
    Management fee                                                $   445,574
    Trustees' compensation                                              6,649
    Shareholder servicing agent fee (Class A)                          19,320
    Shareholder servicing agent fee (Class B)                          53,443
    Shareholder servicing agent fee (Class C)                           3,228
    Shareholder servicing agent fee                                    26,113
    Distribution and service fee (Class A)                             47,068
    Distribution and service fee (Class B)                            362,759
    Distribution and service fee (Class C)                             31,062
    Printing                                                           52,716
    Auditing fees                                                      24,523
    Postage                                                            22,443
    Custodian fee                                                      12,615
    Legal fees                                                          2,224
    Miscellaneous                                                      78,245
                                                                  -----------
      Total expenses                                              $ 1,187,982
    Fees paid indirectly                                               (3,000)
                                                                  -----------
      Net expenses                                                $ 1,184,982
                                                                  -----------
        Net investment loss                                       $(1,039,913)
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $   837,225
    Foreign currency transactions                                        (325)
                                                                  -----------
        Net realized gain on investments and foreign currency
          transactions                                            $   836,900
  Net unrealized gain on investments                                4,466,280
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $ 5,303,180
                                                                  -----------
            Increase in net assets from operations                $ 4,263,267
                                                                  ===========
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------

                                              Six Months Ended     Year Ended
                                             February 28, 1997     August 31,
                                                   (Unaudited)           1996
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                           $  (1,039,913)   $ (1,585,695)
  Net realized gain on investments and
    foreign currency transactions                     836,900      20,722,363
  Net unrealized gain (loss) on investments
    and foreign currency translation                4,466,280     (12,184,307)
                                                -------------    ------------
    Increase in net assets from operations      $   4,263,267    $  6,952,361
                                                -------------    ------------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)     $  (5,060,126)   $ (5,350,459)
  From net realized gain on investments and
    foreign currency transactions (Class B)        (9,057,331)    (10,344,167)
  From net realized gain on investments and
    foreign currency transactions (Class C)          (686,950)       (756,617)
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class A)                           (298,434)        --
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class B)                           (534,179)        --
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class C)                            (40,515)        --
                                                -------------    ------------
      Total distributions declared to
        shareholders                            $ (15,677,535)   $(16,451,243)
                                                -------------    ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares              $  43,876,753    $ 80,419,295
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                               14,113,814      14,791,845
  Cost of shares reacquired                       (47,395,151)    (71,855,199)
                                                -------------    ------------
    Increase in net assets from Fund share
      transactions                              $  10,595,416    $ 23,355,941
                                                -------------    ------------
      Total increase (decrease) in net
        assets                                  $    (818,852)   $ 13,857,059
Net assets:
  At beginning of period                          109,001,275      95,144,216
                                                -------------    ------------
  At end of period (including accumulated
    net investment loss of $1,045,571 and
    $5,658, respectively)                       $ 108,182,423    $109,001,275
                                                =============    ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------

                              Period Ended              Year Ended August 31,
                         February 28, 1997       ------------------------------
                               (Unaudited)       1996       1995        1994*
-------------------------------------------------------------------------------
                                  Class A
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period
                                    $ 9.06      $10.08      $ 8.68      $ 7.83
                                    ------      ------      ------      ------
Income from investment operations# -
  Net investment income
   (loss)                           $(0.06)     $ 0.10      $(0.03)     $(0.05)
  Net realized and
   unrealized gain on
   investments and foreign
   currency transactions              0.47        0.76        1.69        0.90
                                    ------      ------      ------      ------
      Total from investment
       operations                   $ 0.41      $ 0.86      $ 1.66      $ 0.85
                                    ------      ------      ------      ------
Less distributions declared to shareholders -
  From net realized gain
   on investments and
   foreign currency transactions    $(1.25)     $(1.88)     $(0.26)     $  --
  In excess of net realized
   gain on investments and
   foreign currency transactions     (0.07)        --          --          --
                                    ------      ------      ------      ------
      Total distributions
       declared to shareholders     $(1.32)     $(1.88)     $(0.26)     $  --
                                    ------      ------      ------      ------
Net asset value - end of
 period                             $ 8.15      $ 9.06      $10.08      $ 8.68
                                    ======      ======      ======      ======
Total return(++)                     4.04%++    10.55%      19.77%      10.86%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                         1.49%+      1.28%       1.29%       1.50%+
  Net investment loss              (1.23)%+    (1.08)%     (0.40)%     (0.87)%+
Portfolio turnover                    101%        157%        218%         82%
Average commission rate###         $0.0317     $0.0422        --          --
Net assets at end of
 period (000 omitted)               $34,764     $35,098     $30,194    $17,774

  * For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.
  +  Annualized.
 ++  Not annualized.
(++) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. # Per share data is based upon average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
    Net investment loss                --          --          --        (0.08)
    Ratios (to average net assets):
      Expenses                         --          --          --         2.03%+
      Net investment loss              --          --          --       (1.40)%+

See notes to financial statements

------------------------------------------------------------------------------
                              Period Ended       Year Ended August 31,
                         February 28, 1997       -----------------------------
                               (Unaudited)       1996        1995       1994*
------------------------------------------------------------------------------
                                  Class B
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period                $ 8.93      $ 9.94      $ 8.59      $ 7.83
                                    ------      ------      ------      ------
Income from investment operations# -
  Net investment income
   (loss)                           $(0.09)     $ 0.17      $(0.13)     $(0.12)
  Net realized and
   unrealized gain (loss)
   on investments and
   foreign currency transactions      0.46        0.61        1.69        0.88
                                    ------      ------      ------      ------
      Total from investment
       operations                   $ 0.37      $ 0.78      $ 1.56      $ 0.76
                                    ------      ------      ------      ------
Less distributions declared to shareholders -
  From net realized gain
   on investments and
    foreign currency transactions   $(1.18)     $(1.79)     $(0.21)     $  --
  In excess of net realized
   gain on investments and
   foreign currency transactions     (0.07)        --          --          --
                                    ------      ------      ------      ------
      Total distributions
       declared to shareholders     $(1.25)     $(1.79)     $(0.21)    $   --
                                    ------      ------      ------      ------
Net asset value - end of
 period                             $ 8.05      $ 8.93      $ 9.94      $ 8.59
                                    ======      ======      ======      ======
Total return                        3.65%++      9.67%      18.75%       9.71%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                        2.30%+       2.13%       2.29%       2.57%+
  Net investment loss             (2.03)%+     (1.81)%     (1.44)%     (2.02)%+
Portfolio turnover                   101%         157%        218%         82%
Average commission rate###        $0.0317      $0.0422        --          --
Net assets at end of
 period (000 omitted)             $66,553      $67,043     $61,742     $36,849

  * For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data is based upon average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
     Net investment loss               --          --          --       $(0.15)
     Ratios (to average net assets):
      Expenses                         --          --          --         3.10%
      Net investment loss              --          --          --        (2.56)%

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------------

                                                      Period Ended    Year Ended August 31,                         Period Ended
                                                 February 28, 1997    ---------------------------------------- February 28, 1997
                                                        (Unaudited)         1996           1995          1994*       (Unaudited)**
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Class C                                                       Class I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $ 8.85        $ 9.91         $ 8.61        $ 7.80             $ 8.63
                                                            ------        ------         ------        ------             ------
Income from investment operations# -
  Net investment income (loss)                              $(0.09)       $ 0.17         $(0.14)       $(0.04)            $(0.01)
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions              0.46          0.60           1.69          0.85              (0.47)
                                                            ------        ------         ------        ------             ------
      Total from investment operations                      $ 0.37        $ 0.77         $ 1.55        $ 0.81             $(0.48)
                                                            ------        ------         ------        ------             ------
Less distributions declared to shareholders -
  From net realized gain on investments and
   foreign currency transactions                            $(1.17)       $(1.83)        $ (0.25)      $  --              $  --
  In excess of net realized gain on investments
    and foreign currency transactions                        (0.07)          --              --           --                 --
                                                            ------        ------         ------        ------             ------
      Total distributions declared to shareholders          $(1.24)       $(1.83)        $(0.25)       $  --              $  --
                                                            ------        ------         ------        ------             ------
Net asset value - end of period                             $ 7.98        $ 8.85         $ 9.91        $ 8.61             $ 8.15
                                                            ======        ======         ======        ======             ======
Total return                                                 3.71%         9.60%         18.63%        10.38%++           (5.89)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 2.24%         2.17%          2.30%         2.50%+              1.35%+
  Net investment loss                                      (1.97)%       (1.90)%        (1.55)%       (2.22)%+             (1.18)%+
Portfolio turnover                                            101%          157%           218%           82%                 101%
Average commission rate###                                 $0.0317       $0.0422           --            --                $0.0317
Net assets at end of period (000 omitted)                   $5,371        $6,860         $3,209           $87               $1,494

  * For the period from the commencement of the offering of Class C shares, August 1, 1994 to August 31, 1994.
 ** For the period from the commencement of the offering of Class I shares, January 2, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data is based upon average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
    Net investment loss                                        --            --             --         $(0.05)               --
    Ratios (to average net assets):
      Expenses                                                 --            --             --          3.03%+               --
      Net investment loss                                      --            --             --        (2.71)%+               --

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS OTC Fund (the Fund) is a non-diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex- dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C and Class I shares. The four classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,017 for the period ended February 28, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,749 for the period months ended February 28, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $10,867 for the period ended February 28, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended February 28, 1997 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,142 and $211 for Class B and Class C shares, respectively, for the period ended February 28, 1997. Fees incurred under the distribution plans for the period ended February 28, 1997 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1997 were $125, $64,316 and $2,022 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $112,264,267 and $117,127,775, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $114,844,444
                                                                 ============
Gross unrealized depreciation                                    $ (7,991,848)
Gross unrealized appreciation                                       4,234,079
                                                                 ------------
  Net unrealized depreciation                                    $ (3,757,769)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                    Period Ended
                    February 28, 1997
                    (Unaudited)                   Year Ended August 31, 1996
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold           1,647,550   $  15,170,127     2,953,233   $  28,054,414
Shares issued to
 shareholders in
 reinvestment of
 distributions          588,869       4,959,533       609,434       4,991,266
Shares transferred
 to Class I            (265,876)     (2,150,280)       --              --
Shares reacquired    (1,580,665)    (14,376,655)   (2,683,072)    (24,825,437)
                    -----------   -------------   -----------   -------------
  Net increase          389,878   $   3,602,725       879,595   $   8,220,243
                    ===========   =============   ===========   =============

Class B Shares
                    Period Ended
                    February 28, 1997
                    (Unaudited)                   Year Ended August 31, 1996
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold           2,548,951   $  23,205,354     3,674,349   $  33,978,577
Shares issued to
 shareholders in
 reinvestment of
 distributions        1,016,924       8,481,140     1,119,205       9,076,592
Shares reacquired    (2,805,832)    (25,083,859)   (3,501,980)    (31,963,123)
                    -----------   -------------   -----------   -------------
  Net increase          760,043   $   6,602,635     1,291,574   $  11,092,046
                    ===========   =============   ===========   =============

Class C Shares
                    Period Ended
                    February 28, 1997
                    (Unaudited)                   Year Ended August 31, 1996
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold             374,992   $   3,350,992     2,005,344   $  18,386,304
Shares issued to
 shareholders in
 reinvestment of
 distributions           81,648         673,141        89,936         723,987
Shares reacquired      (558,265)     (5,092,701)   (1,644,089)    (15,066,639)
                    -----------   -------------   -----------   -------------
  Net increase
(decrease)             (101,625)  $  (1,068,568)      451,191   $   4,043,652
                    ===========   =============   ===========   =============

Class I Shares
                      Period Ended
                      February 28, 1997
                      (Unaudited)
                      -------------------------
                         Shares          Amount
-----------------------------------------------
Shares transferred
  from Class A          265,876      $2,150,280
Shares reacquired       (82,641)       (691,656)
                         ------       ---------
  Net increase          183,235      $1,458,624
                    ===========   =============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended February 28, 1997 was $914.

                   ----------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) OTC FUND


TRUSTEES                                             INVESTOR INFORMATION
A. Keith Brodkin* - Chairman and President           For MFS stock and bond market outlooks, call
                                                     toll free: 1-800-637-4458 anytime from a
Richard B. Bailey* - Private Investor;               touch-tone telephone.
Former Chairman and Director (until                  For information on MFS mutual funds, call your
1991), Massachusetts Financial Services              financial adviser or, for an information kit,
Company; Director, Cambridge Bancorp;                call toll free: 1-800-637-2929 any business
Director, Cambridge Trust Company                    day from 9 a.m. to 5 p.m. Eastern time (or
                                                     leave a message anytime).
Peter G. Harwood - Private Investor
                                                     INVESTOR SERVICE
J. Atwood Ives - Chairman and Chief Executive        MFS Service Center, Inc.
Officer, Eastern Enterprises                         P.O. Box 2281
Lawrence T. Perera - Partner, Hemenway & Barnes      Boston, MA 02107-9906

William J. Poorvu - Adjunct Professor,               For general information, call toll free:
Harvard University Graduate School of                1-800-225-2606 any business day from
Business Administration                              8 a.m. to 8 p.m. Eastern time.

Charles W. Schmidt - Private Investor                For service to speech- or hearing-impaired,
                                                     call toll free: 1-800-637-6576 any business
Arnold D. Scott* - Senior Executive Vice             day from 9 a.m. to 5 p.m. Eastern time. (To
President, Director and Secretary,                   use this service, your phone must be equipped
Massachusetts Financial Services Company             with a Telecommunications Device for the
                                                     Deaf.)
Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company             For share prices, account balances, and
                                                     exchanges, call toll free: 1-800-MFS-TALK
Elaine R. Smith - Independent Consultant             (1-800-637-8255) anytime from a touch-tone
                                                     telephone.
David B. Stone - Chairman, North American
Management Corp. (investment advisers)               WORLD WIDE WEB
                                                     www.mfs.com
INVESTMENT ADVISER
Massachusetts Financial Services Company             --------------------------------------------
500 Boylston Street
Boston, MA 02116-3741                                 [DALBAR       For the third year in a row,
                                                       LOGO]         MFS earned a #1 ranking in the
DISTRIBUTOR                                          TOP RATED      DALBAR, Inc. Broker/Dealer
MFS Fund Distributors, Inc.                           SERVICE      Survey, Main Office Operations
500 Boylston Street                                               Service Quality Category. The firm
Boston, MA 02116-3741                                achieved a 3.48 overall score on a scale of 1
                                                     to 4 in the 1996 survey. A total of 110 firms
PORTFOLIO MANAGER                                    responded, offering input on the quality of
Mark Regan*                                          service they received from 29 mutual fund
                                                     companies nationwide. The survey contained
TREASURER                                            questions about service quality in 15
W. Thomas London*                                    categories, including "knowledge of phone
                                                     service contacts," "accuracy of transaction
ASSISTANT TREASURER                                  processing," and "overall ease of doing
James O. Yost*                                       business with the firm."

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
Investors Bank & Trust Company

*Affiliated with the Investment Adviser

                                                                 -------------
MFS(R) OTC FUND                [DALBAR LOGO: #1                  BULK RATE
                                TOP RATED SERVICE]               U.S. POSTAGE
                                                                 PAID
                                                                 PERMIT #55638
                                                                 BOSTON, MA
                                                                 -------------

500 Boylston Street
Boston, MA 02116-3741


[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)





(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                    OTC-3 4/97 26M 83/283/383